UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 22, 2015 (September 22, 2015)
________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2015, Norfolk Southern issued four Press Releases attached hereto as Exhibits 99.1 through 99.4 announcing the following management changes and director resignation:

1.
The Board of Directors has elected James A. Squires as Chairman, President and Chief Executive Officer of Norfolk Southern Corporation effective October 1, 2015. Mr. Squires, 54, has been employed by Norfolk Southern since 1992, and he has served as President and Chief Executive Officer since June 1, 2015. Prior thereto, he served as President from June 1, 2013, until June 1, 2015; as Executive Vice President Administration from August 1, 2012, until June 1, 2013; as Executive Vice President Finance and Chief Financial Officer from July 1, 2007, until August 1, 2012; as Executive Vice President Finance from April 1, 2007, until July 1, 2007; and as Senior Vice President Financial Planning from 2006 to 2007. See Exhibit 99.1.

2.
In connection with Mr. Squires’ election as Chairman, effective October 1, 2015, Charles W. “Wick” Moorman will step down as Executive Chairman. Mr. Moorman will remain an employee of Norfolk Southern as Special Advisor to the CEO until December 31, 2015, and will retire at that time. Mr. Moorman also has announced his resignation from the Board of Directors effective December 31, 2015. See Exhibit 99.2.

3.	Mark D. Manion announced his intention to retire from his position as Executive Vice President Operations and Chief Operating Officer of Norfolk Southern effective February 1, 2016. See Exhibit 99.3.

4.
The Board of Directors has elected Michael J. Wheeler as Executive Vice President Operations and Chief Operating Officer of Norfolk Southern effective February 1, 2016, and Senior Vice President Operations from October 1, 2015, through January 31, 2016. Mr. Wheeler, 53, has been employed by Norfolk Southern since 1985, and he has served as Vice President Engineering since 2012. Prior thereto, he served as Vice President Transportation from 2009 until 2012 and held positions in the mechanical and transportation departments. See Exhibit 99.4.

Norfolk Southern confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no family relationship between Mr. Squires and any director or executive officer of Norfolk Southern, (2) there was no arrangement or understanding between Mr. Squires and any other person pursuant to which he was elected to his position with Norfolk Southern, and (3) there is no transaction between Mr. Squires and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K. No material plan, contract, or arrangement (whether or not written) to which Mr. Squires is a party or a participant was entered into or materially amended in connection with Mr. Squires appointment to Chairman, President and Chief Executive Officer, and Mr. Squires did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Norfolk Southern further confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no family relationship between Mr. Wheeler and any director or executive officer of Norfolk Southern, (2) there was no arrangement or understanding between Mr. Wheeler and any other person pursuant to which he was elected to his position with Norfolk Southern, and (3) there is no transaction between Mr. Wheeler and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K. No material plan, contract, or arrangement (whether or not written) to which Mr. Wheeler is a party or a participant was entered into or materially amended in connection with Mr. Wheeler’s appointment to Senior Vice President Operations and Executive Vice President Operations, and

Mr. Wheeler did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with either such event.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

               The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1 99.2 99.3 99.4
Press Release dated September 22, 2015, on James A. Squires.
Press Release dated September 22, 2015, on Charles W. Moorman.
Press Release dated September 22, 2015, on Mark D. Manion.
Press Release dated September 22, 2015, on Michael J. Wheeler.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Juan K. Cunningham
Name:  Juan K. Cunningham
Title:    Vice President, Human Resources
Date:  September 22, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1 99.2 99.3 99.4
Press Release dated September 22, 2015, on James A. Squires.
Press Release dated September 22, 2015, on Charles W. Moorman.
Press Release dated September 22, 2015, on Mark D. Manion.
Press Release dated September 22, 2015, on Michael J. Wheeler.